EXHIBIT 99.3
AMENDMENT TO
NON-QUALIFIED STOCK OPTION AGREEMENT
LIBERTY GLOBAL, INC.
2005 INCENTIVE PLAN
Preamble
This Amendment (“Amendment”) is made effective as of December 22, 2005 (the “Effective Date”), by and between Liberty Global, Inc. (“LGI”) and the individual whose name, address and social security number appear on the signature page hereto (“Grantee”).
Original Grant
Prior to the June 7, 2004 spin-off of Liberty Media International, Inc. (“LMI”) from Liberty Media Corporation (the “Spin-Off”), the Compensation Committee of the Board of Directors of LMI (the “Committee”) approved the grant to Grantee, as his primary form of compensation as Chairman of the Board and Chief Executive Officer of LMI, of options to purchase a number of shares of LMI’s Series B common stock (“LMI Series B Stock”) that would represent 1% of the shares of LMI’s common stock outstanding following the Spin-Off (assuming exercise in full of such option) at an exercise price equal to 110% of the fair market value of LMI’s Series A common stock. At a meeting of the Committee held on June 22, 2004 to approve the definitive terms of the option grant, the number of shares subject to the option (the “LMI Option”) was set at 1,474,448 and the exercise price was set at 110% of the last sale price of LMI’s Series A common stock on the date of the meeting based on the Committee’s good faith determination at that time that this price was a reasonable reflection of the fair market value of the LMI Series B Stock following the Spin-Off . The number of shares purchasable upon exercise of the LMI Option and the exercise price per share were subsequently adjusted for LMI’s July 2004 rights offering.
The LMI Option was granted pursuant to the Liberty Media International, Inc. 2004 Incentive Plan, which as amended and restated is now known as the Liberty Global, Inc. 2005 Incentive Plan (the “LGI Incentive Plan”), and is evidenced by the Non-Qualified Stock Option Agreement, made as of June 7, 2004, between LMI and Grantee (the “Agreement”).
LGI Business Combination
On June 15, 2005, UnitedGlobalCom, Inc. (“UGC”) and LMI were combined under LGI as the new parent company pursuant to a business combination (the “Business Combination”). As a result of the Business Combination and without any action on the part of the Grantee, the LMI Option was converted into an option (“Option”) with respect to the same number of shares of LGI’s Series B common stock (“LGI Series B Stock”) as the LMI Option immediately prior to the Business Combination. No other changes were made to the terms of the converted LMI Option.
LGI Stock Dividend
On September 6, 2005, LGI effected a dividend of one share of LGI’s Series C common stock (“LGI Series C Stock”) for each share of LGI’s common stock outstanding at 5:00 p.m., New

York City time, on August 26, 2005 (the “Record Date”). As a result of the dividend and without any action on the part of Grantee, the Option (“Original Option”) was adjusted to represent two Options: an Option with respect to the same number of shares of LGI Series B Stock as the Original Option immediately prior to the Record Date (“Series B Option”) and an Option with respect to a number of shares of LGI Series C Stock equal to the number of shares of LGI Series B Stock to which the Original Option related immediately prior to the Record Date (“Series C Option”). The exercise price per share of LGI Series C Stock purchasable upon exercise of the corresponding Series C Option was set by multiplying the exercise price per share of LGI Series B Stock purchasable upon exercise of the Original Option by .47599 and rounding the resulting number to the nearest whole cent (with any fraction of 1/2 or larger rounded up). The exercise price per share of LGI Series B Stock purchasable upon exercise of the Series B Option was set by deducting the exercise price of the corresponding Series C Option from the exercise price for the purchase of LGI Series B Stock pursuant to the Original Option.
Current Exercise Prices
After giving effect to the adjustments described above, but before giving effect to this Amendment, the exercise price per share of LGI Series B Stock purchasable upon exercise of the Series B Option is $19.26 (the “Current Series B Exercise Price”) and the exercise price per share of LGI Series C Stock purchasable upon exercise of the corresponding Series C Option is $17.49 (the “Current Series C Exercise Price”).
Section 409A
Section 409A of the Internal Revenue Code of 1986 imposes significant additional taxes on certain forms of deferred compensation. The parties desire to enter into this Amendment as a protective measure in order to avoid the potential application of these additional taxes due to the fact that the original exercise price per share of the LMI Option was established based on the formula of 110% of the last sale price of the LMI Series A Stock on the date the Committee met to price the LMI Option, rather than the last sale price of the LMI Series B Stock on the first day of regular way trading following the Spin-Off.
Accordingly, LGI and the Grantee hereby agree as follows:
1.	Exercise Prices.
(a)	Portion of Options Exercisable Prior to 2005. The portion of the Series B Option and the Series C Option that became exercisable prior to January 1, 2005 and remain unexercised at the Effective Date (“Pre-2005 Vested Options”) will continue to be exercisable, subject to the conditions and in the manner contemplated under the Plan, at the Current Series B Exercise Price and Current Series C Exercise Price per share, respectively, subject to future adjustments as provided in the Plan.

(b)	Portion of Options Exercisable After 2005. Effective as of the Effective Date,
(i)	the exercise price of the portion of the Series B Option then outstanding that first became or becomes exercisable as of a date on or after January 1, 2005 (the “Adjusted Series B Option”) shall be increased to $20.10 per share of LGI Series B Stock (the “Adjusted Series B Exercise Price”), subject to future adjustments as provided in the Plan; and

(ii)	the exercise price of the portion of the Series C Option then outstanding that first became or becomes exercisable as of a date on or after January 1, 2005 (the “Adjusted Series C Option”) shall be increased to $18.26 per share of LGI Series C Stock (the “Adjusted Series C Exercise Price”), subject to future adjustments as provided in the Plan.
(c)	Order of Exercise. From and after the Effective Date, all exercises of the Series B Option and Series C Option shall be deemed to be an exercise of the Pre-2005 Vested Options, until such Pre-2005 Vested Options have been exercised in full and then shall be deemed to be an exercise of the Adjusted Series B Option or Adjusted Series C Option, as applicable.
2. Restricted Shares Award.
Pursuant to the LGI Incentive Plan, the Compensation Committee of the Board of Directors of LGI has approved an award to Grantee upon the Effective Date, in connection with Grantee’s acceptance of this Amendment, of (i) a number of shares of LGI Series B Stock with an aggregate Fair Market Value as of the Effective Date equal to the product of (x) the number of shares of LGI Series B Stock to which the Adjusted Series B Option relates as of the Effective Date multiplied by (y) $0.84 and (ii) a number of shares of LGI Series C Stock with an aggregate Fair Market Value as of the Effective Date equal to the product of (x) the number of shares of LGI Series C Stock to which the Adjusted Series C Option relates as of the Effective Date multiplied by (y) $0.77 (collectively, the “Restricted Shares”). The Restricted Shares will be issued as soon as practicable after the Effective Date, but in no event later than December 31, 2005, pursuant to and subject to the terms and conditions of a restricted shares agreement between Grantee and LGI in the form previously adopted by the LGI Committee. Subject to the terms and conditions of such agreement and the LGI Incentive Plan, the Restriction Period (as defined in the LGI Incentive Plan) will expire with respect to 40% of the original number of Restricted Shares on the date in 2006 on which the Adjusted Series B Option and Adjusted Series C Option first become exercisable and as to an additional 20% of the original number of Restricted Shares on each anniversary thereof through 2009. For purposes of the foregoing “Fair Market Value” shall have the meaning ascribed to such term in the LGI Incentive Plan.
3. Other Terms.
Except as modified pursuant to this Amendment or by the adjustments referred to in the Preamble hereto, the terms of the Series B Option and Series C Option shall remain subject in all respects to the terms of the LGI Incentive Plan.

4.	Grantee Acceptance.
The Grantee will signify acceptance of this Amendment by signing in the space provided at the end hereof and returning a signed copy to LGI.
[Signature Page Follows]

Signature Page to Amendment, effective as of December 22, 2005, to Liberty Global, Inc. Non-Qualified Stock Option Agreement, dated as of June 7, 2004, between Liberty Global, Inc. and Grantee.

LIBERTY GLOBAL, INC.

By:

Name:

Title:

GRANTEE:

Signature:

Grantee Name:

Address:

City/State/Country:

Social Security Number:

Series B Grant No.:
Series C Grant No.: